SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

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[	]	Soliciting Material Under Rule 14a 12

MORGAN STANLEY PATHWAY FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN STANLEY PATHWAY FUNDS

2000 Westchester Avenue

Purchase, New York 10577

Dear Shareholder:

As an investor in Morgan Stanley Pathway Funds (the "Trust"), you are cordially invited to attend a special shareholder meeting on Wednesday, June 10, 2020 at 10:00 A.M., Eastern time. The special meeting will be a virtual meeting of shareholders which will be conducted exclusively online via live webcast.

Although you may join us at the virtual meeting, most shareholders cast their votes by proxy. WHETHER

OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR FAILURE TO VOTE WILL INCREASE COSTS TO THE FUNDS BECAUSE THE FUNDS WILL BE REQUIRED TO PAY MORE FOR PROXY SOLICITORS TO CONTACT SHAREHOLDERS IN AN EFFORT TO OBTAIN A QUORUM FOR THE MEETING.

Your proxy card shows the proposal on which you are being asked to vote. Please refer to the enclosed proxy card for details on how to vote by telephone or on the internet. If you are unable to vote by telephone or on the internet, you may also mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

PROPOSAL TO ELECT TRUSTEES OF THE TRUST

The only proposal expected to be considered at the meeting asks that you elect six Trustees of the Trust to serve until their respective successors are elected and qualified. The proxy statement provides a description of each nominee's background and current status with the Trust, along with other information.

The Board of Trustees recommends that you vote "FOR" the election of each of the six nominees to the Board.

Thank you for your attention and consideration of these important proposals and for your investment in the Morgan Stanley Pathway Funds. If you need additional information, please call shareholder services at 1- 800-869-3326.

Sincerely,

/s/ Paul Ricciardelli

Paul Ricciardelli

President and Chief Executive Officer

MORGAN STANLEY PATHWAY FUNDS

2000 Westchester Avenue

Purchase, New York 10577

Online Meeting Only—No Physical Meeting Location

 https://viewproxy.com/MorganStanleyPathwayFunds/broadridgevsm/

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

MORGAN STANLEY PATHWAY FUNDS

To Be Held on June 10, 2020

To the Shareholders:

Notice is hereby given that a virtual special meeting of shareholders (the "Special Meeting") of Morgan Stanley Pathway Funds (the "Trust") will be held on Wednesday, June 10, 2020 at 10:00 A.M., Eastern Time, at https://viewproxy.com/MorganStanleyPathwayFunds/broadridgevsm/ for the following purposes:

(1)To elect, as a slate of nominees, each of the current Trustees and one new Trustee to the Board of Trustees of the Trust; and

(2)To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on Friday, April 24, 2020 will be entitled to vote at the Special Meeting and at any adjournments or postponements thereof.

Please mark, date and sign the enclosed proxy card and return it in the prepaid envelope enclosed for your convenience (or vote by touch-tone telephone or through the Internet) to ensure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE EXPENSE OF FURTHER MAILINGS. If you attend the Special Meeting, you can revoke your proxy and vote your shares at the virtual Special Meeting if you wish.

By Order of the Trustees,

/s/ Eric C. Metallo Eric C. Metallo

Secretary and Chief Legal Officer

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED PREPAID ENVELOPE OR VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NEWS FOR SHAREHOLDERS

Although we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of the Morgan Stanley Pathway Funds (the "Trust").

Proposal: To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a "Nominee" and collectively, the "Nominees") to the Board of Trustees of the Trust.

Q & A: QUESTIONS AND ANSWERS

Q.Why did you send me this booklet?

A.You are receiving these proxy materials — a booklet that includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card — because you have the right to vote on these important proposals concerning your investment in one or more funds of the Trust (each, a "Fund" and, collectively, the "Funds").

Q.Why am I being asked to elect Trustees?

A.The reasons behind the Proposal arise from legal requirements that apply to mutual funds, such as the Funds. Vacancies on a mutual fund's board may be filled by appointment of a trustee (without a shareholder vote) if immediately after such appointment at least two-thirds of the trustees then holding office have been elected by shareholders. Three of the five current Trustees were elected by shareholders. The other two current Trustees were appointed by the Board to fill vacancies on the Board, which, at the time, had six Trustees.

The Board recently determined that filling the vacancy on the Board would be in the best interests of the Funds and their shareholders. However, the Board is unable to simply appoint a new Trustee to the Board to fill the vacancy because immediately after such appointment, less than two-thirds of the Trustees (three out of six or 50%) would be elected by shareholders. Therefore, shareholder approval is required to add the new Trustee to fill the vacancy on the Board.

Q.How was the nomination of the new Trustee determined?

A.The Board's Corporate Governance and Nominating Committee is composed entirely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust ("Independent Trustees") and is tasked with, among other things, periodically reviewing the composition of the Board (including its size and the balance of its members' skills, experience and background), selecting and nominating candidates to serve as Independent Trustees, and evaluating the qualifications for membership of candidates. After considering a number of candidates, the Board's

Corporate Governance and Nominating Committee has unanimously voted to recommend Ms. Teresa Westbrook as a Nominee for Independent Trustee based on, among other things, her business and professional experience, knowledge of financial services and investment management, and industry reputation. Based in part on the recommendation of the Corporate Governance and Nominating Committee, the full Board has also unanimously voted to recommend that shareholders vote to elect Ms. Westbrook.

Q.Why do current Trustees have to be elected?

A.In addition to the election of Ms. Westbrook as a new Trustee, shareholders are being asked to elect the full slate of current Trustees to the Board of the Trust. Given that the Trust will already be incurring the costs of a proxy statement to elect Ms. Westbrook, the Board recommends that shareholders also elect (or re-elect, as the case may be) all of the current Trustees to the Board to reduce future Fund expenses by effectively extending the period of time until another shareholder proxy to elect trustees would be required. In other words, by electing the current Trustees at this time, the Funds will have more flexibility to fill a future vacancy on the Board (including any vacancy occurring as a result of an increase in the size of the

i

Board) without having to incur the cost and time of a shareholder proxy. Even though some of the current Trustees have already been elected by the Funds' shareholders, electing the full Board at a single point in time will result in a modest reduction of ongoing administrative work and will impose no additional cost on the Funds.

Q.What will happen if the current Trustees are not elected?

A.The current Trustees will remain in place on the Board, even if the Trust does not receive sufficient votes to formally elect them. However, failing to vote in favor of the Proposal would result in the Board not appointing Ms. Westbrook as a Trustee and would result in the Funds incurring significant costs in connection with a shareholder proxy the next time that there is a vacancy on the Board. If the proposal is not approved, the Board will take such further action as it deems to be in the best interests of the Funds' shareholders, which may include re-proposing the election of any Trustees who are not elected.

Q.How does the Board recommend that I vote?

A.After careful consideration, the Trustees, including the Independent Trustees who compose a majority of the Board, unanimously recommend that you vote "FOR" the Proposals.

Q.How do I place my vote and whom do I call for more information?

A.You may vote your shares by any of the following methods:

(1)Telephone: Call the telephone number provided on the proxy card attached to the enclosed Proxy Statement;

(2)Internet: Log on to the Internet as directed on the proxy card attached to the enclosed Proxy Statement and vote electronically;

(3)Regular Mail: If you are unable to vote by telephone or on the Internet, you can fill out the proxy card attached to the enclosed Proxy Statement and return it to us as directed on the proxy card; or

(4)Shareholder Meeting: Although the we would prefer that you place your vote by telephone or on the internet, you also have the option to attend the virtual Special Meeting on Wednesday, June 10, 2020 and vote at that time. We will be hosting the Special Meeting live via audio webcast. There is no physical location for the Special Meeting. Any shareholder eligible to vote can attend the Special Meeting live online by accessing https://viewproxy.com/MorganStanleyPathwayFunds/broadridgevsm/ .  You will need to obtain your own Internet access if you choose to virtually attend the Special Meeting. A summary of the information that you need to attend the webcast is provided below:

•Instructions on how to attend and participate are posted at https://viewproxy.com/MorganStanleyPathwayFunds/broadridgevsm/ .

•Assistance with questions regarding how to attend and participate will be provided at https://viewproxy.com/MorganStanleyPathwayFunds/broadridgevsm/ on the day of the meeting.

•Webcast starts at 10:00 A.M., Eastern Time.

•You will need your 16-Digit Control Number to enter the Special Meeting.

•Shareholders may submit questions while attending the Special Meeting via the Internet.

Q. Why hold a virtual meeting?

A:In light of the concerns regarding novel coronavirus (COVID-19), we believe that hosting a virtual meeting is in the best interest of the Trust and its shareholders.

We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes and reduces costs to the Funds. Please refer to the proxy card attached to this

ii

Proxy Statement for further instructions on how to vote. Should you require additional information regarding the proxy or replacement proxy cards, please call 1-800-869-3326.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

iii

MORGAN STANLEY PATHWAY FUNDS

2000 Westchester Avenue

Purchase, NY 10577

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

JUNE 10, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Morgan Stanley Pathway Funds (the "Trust"), on behalf of the funds that are series of the Trust (the "Funds"), to be voted at a virtual special meeting of shareholders of the Funds to be held at https://viewproxy.com/MorganStanleyPathwayFunds/broadridgevsm/ ,  on Wednesday, June 10, 2020 at 10:00 A.M., Eastern Time, and at any and all adjournments thereof (the "Meeting"). Shareholders of record of the Funds at the close of business on Friday, April 24, 2020 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about Wednesday, May 13, 2020.

The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting:

Proposal: To elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a "Nominee" and collectively, the "Nominees") to the Board of Trustees of the Trust.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS

This Proxy Statement is available at proxyvote.com.

THE PROPOSAL

Shareholders of the Funds are being asked to elect, as a slate of nominees, each of the current Trustees and one new Trustee (individually, a "Nominee" and collectively, the "Nominees") to the Board of Trustees of the Trust (the "Proposal").

The Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust ("Independent Trustees"), unanimously recommends that shareholders of the Funds vote in favor of the Proposal.

Election of Trustees

For the Proposal, you are being asked to elect, as a slate of nominees, each of the five current Trustees of the Trust, as well as one new Trustee. The Proposal arises from legal requirements that apply to mutual funds, such as the Funds. Specifically, the Investment Company Act of 1940, as amended (the "1940 Act"), which regulates mutual funds (the "1940 Act"), permits vacancies on a mutual fund's board to be filled by appointment of a trustee (without a shareholder vote) only if, immediately after such appointment, at least two-thirds of the mutual fund's board of trustees have been elected by shareholders. The Board currently consists of five Trustees, three of whom were elected by shareholders. Two of the current Trustees, Mr. McKissack and Mr. Ricciardelli, were appointed by the Trustees then in office to fill vacancies on the Board, at which time, there were six Trustees on the Board.

At this time the Board is unable to appoint a Trustee to fill the current vacancy on the Board because immediately after such appointment, less than two-thirds of the Trustees would have been elected by shareholders. Therefore, shareholder approval of either a new Trustee or at least one of the two current Trustees who was not previously elected is required before the new Trustee can be added to fill the current vacancy on the Board.

At a meeting of the Board held on December 18, 2019, the Board unanimously voted to recommend that shareholders of the Trust elect Ms. Teresa Westbrook as a new Independent Trustee of the Trust to fill this vacancy and also to elect the existing five Trustees of the Trust.

Although not required by applicable law or the Trust's governing documents, the Board, for reasons of efficiency and to attempt to reduce future costs and expenses of the Funds, has determined that it is in the best interests of the Funds to seek the election by shareholders of all five current Trustees. If Ms. Westbrook and all of the five current Trustees are elected, following the Meeting, all six Trustees of the Trust will have been elected by shareholders. This will likely permit the Board to fill several future vacancies on the Board over time before next having to incur the costly expense of a proxy solicitation.

If a plurality of voting shareholders of the Trust does not elect Ms. Westbrook, then Ms. Westbrook will not become a Trustee and the Board may, immediately or at a later time, consider re-proposing Ms. Westbrook for election or finding a replacement candidate.

If, however, a plurality of voting shareholders of the Trust do not elect any or all of the current Trustees, such vote will not impact the composition of the Board, but may result in higher costs and expenses of the Funds in the future.

Matters Considered by the Board

At its quarterly in-person meeting held on December 17-18, 2019 (the "Board Meeting"), the Board was provided with information regarding the Proposal and considered whether to recommend that shareholders vote in favor of the Proposal. Based on information provided to the Board during and in advance of the Board Meeting and subsequent review and consideration, the Board unanimously voted, within the context of its full deliberations, to recommend that shareholders of the Funds vote in favor of the proposal to elect Ms. Teresa Westbrook as a new Independent Trustee and elect all five current Trustees of the Trust.

Prior to the Board Meeting, the Board considered and discussed, among other things, information about the current Trustees' capacity, their expected length of service, the experience and knowledge of the Board, both individually and in the aggregate, the number, size and complexity of the Funds, the number of sub- advisers to the Funds, and the growth trajectory of the Trust. The Board also took into account that the Board recently had been composed of six Trustees and how the Board had operated with a size of six trustees.

In considering candidates to serve as a new Independent Trustee, the Board and its Corporate Governance and Nominating Committee generally considered each potential candidate's business or professional experience, and reputation. In addition, the Corporate Governance and Nominating Committee evaluated each candidate's qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the Funds as well as any relationships beyond those delineated in the 1940 Act that might impair independence. The Board and the Corporate Governance and Nominating Committee also considered each candidate's expertise with respect to financial and accounting matters and the age and expertise of the current Trustees. Ms. Westbrook's experience and qualifications are discussed below.

In determining to recommend that shareholders vote in favor of electing Ms. Westbrook to the Board, in addition to Ms. Westbrook's qualifications and experience, the Board determined (1) that Ms. Westbrook is sufficiently independent from relationships with Consulting Group Advisory Services LLC ("CGAS") which is the Funds' investment adviser, and other principal service providers of the Funds, both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that Ms. Westbrook demonstrated an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to her function as an effective Board member; and (3) that Ms. Westbrook has no continuing relationship as a director, officer or board member of any U.S. registered investment company. The Board also took into consideration that Ms. Westbrook previously had served as the lead audit partner of the Funds during her time at Deloitte & Touche LLP ("Deloitte"), and the fact that Ms. Westbrook has taken steps to preserve her independence with respect to the Funds and Deloitte, which remains the Funds' independent auditor.

In considering whether to recommend that shareholders elect the five current Trustees, the Board considered and discussed information about the 1940 Act voting requirements, the potential to mitigate future costs, and the flexibility that may be created with respect to the future appointment of Trustees to the Board if shareholders elect the current Trustees. The Board also considered its current composition, including its individual and collective business and professional experience. The Board also considered the fact that because the Funds would have to undertake the costs of a proxy in order to elect Ms. Westbrook as a new Trustee to the Board, the Funds would be able to significantly capitalize on economies of scale in electing the current Trustees alongside Ms. Westbrook as a slate of Nominees for the Board.

If shareholders elect Ms. Westbrook, it is anticipated that she will begin to serve the Trust as an Independent Trustee immediately after the shareholder meeting. Irrespective of whether shareholders elect the five current Trustees, all five current Trustees will continue to serve as Trustees without interruption.

Individual Nominee Qualifications

The Board has determined to recommend to shareholders that each of the Nominees should be elected to the Board because of his or her ability to review and understand information about the Funds, identify and request other information relevant to the performance of his or her duties, question management and other service providers regarding material factors bearing on the management and administration of the Funds, and exercise his or her business judgment in a manner that serves the best interests of the Trust's shareholders. The Board has concluded that each of the Nominees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

New Independent Trustee Nominee

Teresa Westbrook spent 16 years as a partner at Deloitte & Touche LLP, including as the firm's investment management practice group leader, member of the management and executive committees and as the office partner-in-charge. Prior to rejoining Deloitte & Touche LLP, Ms. Westbrook served as Vice President and Director of Mutual Fund Operations at Merrill Lynch Investment Management where she managed fund accounting operations and specialized support groups. The Board has concluded that Teresa Westbrook should be elected to serve as an Independent Trustee because, among other factors, of her knowledge of financial services and investment management, specifically regarding her valuation expertise and her 33 years of industry experience.

Current Independent Trustees and Nominees

Mark J. Reed has served as an Independent Trustee since 2007 and Chairman of the Board of Trustees since 2018. Mr. Reed served as Senior Portfolio Manager of Bush O'Donnell Investment Advisors, an independent investment adviser, managing common stocks, fixed income and Master Limited Partnership investments for high net worth individuals and small- to medium-sized institutions for over 25 years. He currently serves as Principal and Portfolio Manager at North American Management Corporation. Mr. Reed graduated from Denison University with a B.A. in Economics and received his M.B.A. from Olin Business School at Washington University in St. Louis. Mr. Reed has 34 years of industry experience.

Adela Cepeda has served as an Independent Trustee since 2008 and as Vice Chair of the Board of Trustees since 2018. Ms. Cepeda was a managing director at PFM Financial Advisors LLC after over two decades as president of her firm, A.C. Advisory. As president, she managed the structuring and execution of transactions in the capital markets for corporations and municipalities. As a corporate finance executive at Smith Barney for over 10 years, Ms. Cepeda developed a strong expertise in handling public and private debt and equity transactions. Ms. Cepeda also serves on the boards of the UBS Funds and the Mercer Mutual Funds. She is a director of BMO Financial Corp., the U.S. holding company for BMO Harris Bank. Ms. Cepeda previously chaired the audit committee of the board of Wyndham International, Inc. Ms. Cepeda graduated from Harvard University with a B.A. in Economics and received her M.B.A. from the University of Chicago Booth School of Business. Ms. Cepeda has 40 years of industry experience.

W. Thomas Matthews has served as an Independent Trustee since 2009 and was an Interested Trustee from 2006-2009. Mr. Matthews retired from Smith Barney in 2007 after 32 years with the firm, where he served as President and CEO of Wealth Management. Mr. Matthews is the former Chairman of the Medal of Honor Foundation. He previously served as Chairman of America's Warrior Partnership, serving veterans of all eras. He currently serves as Chairman of Our Community Salutes – Aiken County. Mr. Matthews graduated from McPherson College. Mr. Matthews has 45 years of industry experience and holds the Certified Financial Planner ("CFP") designation.

Eric McKissack, CFA has served as an Independent Trustee since 2013. Mr. McKissack is currently Chief Executive Officer Emeritus at Channing Capital Management, LLC ("Channing") a Chicago-based institutional investment advisory firm, of which he is a Founding Principal. He was formerly Chief Executive Officer and Chief Investment Officer at Channing. He also formerly served as Vice Chairman and Co-Chief Investment Officer of Ariel Capital Management (now known as Ariel Investments) and served as the portfolio manager responsible for the Ariel Appreciation Fund and various institutional separate accounts. Prior to joining Ariel Capital Management in 1986, he worked for five years as a research analyst for First Chicago and First Chicago Investment Advisors. He is a CFA® charterholder and a member of the CFA Institute. Mr. McKissack graduated from Massachusetts Institute of Technology with a B.S. in Management and received his M.B.A. from the Haas School of Business at the University of California, Berkeley. Mr. McKissack has 34 years of industry experience.

Current Interested Trustee and Nominee

Paul Ricciardelli, CFA has served as a Trustee since 2017. He is a Managing Director and head of Wealth Advisory Solutions for Morgan Stanley Wealth Management. In this role, he oversees several functions including portfolio construction for the firm's discretionary multi-manager solutions, Impact and ESG Solutions, Ultra High Net Worth, Packaged/Digital Solutions, and Municipal Bond Research. In addition, he serves as CEO for the firm's Pathway family of mutual funds and sits on the investment committee for the firm's Global Investment Manager Analysis (GIMA) team which is responsible for the analysis and evaluation process for investment management firms across the Morgan Stanley's investment advisory programs. Prior to this, he spent 12 years at Merrill Lynch, initially as an analyst responsible for investment manager research, and advancing to various leadership roles within investment manager research. He also was employed in capital markets by Prudential Securities. Paul graduated from Boston College with a B.S. in Finance and Marketing and received his M.B.A. from the Ohio State University. He is a CFA® charterholder and a member of the CFA Institute. Mr. Ricciardelli is an "interested person" of the Trust (as defined in the 1940 Act) because of his position with Morgan Stanley.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. Moreover, references to the qualifications, attributes and skills of Nominees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The tables below show information about the Nominees, including each of the current Trustees. The address for each of the Nominees for Independent Trustee is 2000 Westchester Avenue, Purchase, New York 10577.

Number
of
Funds
in Fund
Complex
		Term of		to
Name,		Office and	Principal	be
Address and	Position(s)	Length	Occupation(s)	Overseen	Other Directorships
Year of	Held with	of Time	During	by	Held by Director or
Birth	the Trust	Served1	Past 5 Years	Nominee	Nominee for Director
Nominees for Interested Trustee
Paul	Trustee and	Since April Head of IAR/GIMA,		11	None
Ricciardelli	Chief	2017	Morgan Stanley (2011-
Morgan	Executive		present); Head of
Stanley	Officer and		Wealth Advisory
522 Fifth	President		Solutions, Morgan
Avenue,			Stanley (March 2017-

14th Floor,			present); and formerly,
New York,			Head of Manager
NY 10036			Solutions, Morgan
Stanley (2015-March
Birth Year:			2017)
1969
Nominees for Independent Trustee
Mark J. Reed Chairman		Since 2007	Principal and Portfolio	11	None
	and Trustee	(Chairman	Manager, North
Birth Year:		since 2018)	American Management
1964			Corp. (Investment
Advisory) (2013-
present); and formerly,
Managing Director and
Chief Compliance
Officer, Bush
O'Donnell Investment
Advisors, Inc.
(Registered Investment
Advisor) (1988-2013)
Adela	Vice Chair	Since 2008	Managing Director,	11 Director, BMO Financial Corp.
Cepeda	and Trustee	(Vice Chair	PFM Financial		(2012-present); Trustee, Mercer
		since 2018)	Advisors, LLC		Funds (2005-present); Trustee, UBS
			(Financial Advisory)		Funds (2004-present); and formerly,
Birth Year:			(2016-December		Director, Fort Dearborn Income
1958			2019); and formerly,		Securities (2000-August 2016)
President, A.C.
Advisory, Inc.
(Financial Advisory)
(1995-September 2016)
W. Thomas	Trustee	Since 2009	Retired; Advisor, Smith	11	Chairman Emeritus, Congressional
Matthews		(Interested	Barney (2005-2007)		Medal of Honor Foundation (2009-
		Trustee			present); formerly Treasurer (2009-
Birth Year:		from 2006-			2016); and Chairman Emeritus,
1949		2009)			America's Warrior Partnership
(2017-present), formerly, Chairman
(2013-2016) and Director (2013-
2017)
Eric T.	Trustee	Since 2013	Founder and Chief	11 Trustee and Chairman, FlexShares
McKissack,			Executive Officer		Funds (2011-present); Trustee, The
CFA			Emeritus, Channing		Art Institute of Chicago (2001-
			Capital Management,		present); Director, Shirley Ryan
Birth Year:			LLC (Investment		AbilityLab (2000-present); and
1953			Management) (2017-		Director, Urban Gateways (1995-
			present); and formerly,		present)
Chief Executive Officer,
Channing Capital
6

Management, LLC (2004-2017)

Nominee for Independent Trustee (New Trustee)
Teresa	None	n/a	Deloitte & Touche LLP	11 Board Member and Treasurer, The
Westbrook			(1983-1992 and 1999-	Child Care Connection, Inc.
2015)

Birth Year: 1959

1Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

Securities Beneficially Owned by Each Trustee

As of December 31, 2019, the Trustees of the Trust beneficially owned equity securities of the Funds within the dollar ranges presented in the table below. As of such date, Ms. Westbrook did not own any shares of the Funds.

Aggregate Dollar
Range of Equity
Securities in all
Registered
Investment
Companies overseen
	Dollar Range of Equity Securities		by Trustee in Family
of Investment
Name of Trustee	in the Funds of the Trust		Companies
Adela Cepeda			Over $100,
	Large Cap Equity Fund	$50,001-$100,000	000
	Small-Mid Cap Equity Fund	$10,001-$50,000
	International Equity Fund	$10,001-$50,000
	Emerging Markets Equity Fund	$10,001-$50,000
	Core Fixed Income Fund	$10,001-$50,000
	High Yield Fund	$1-$10,000
	International Fixed Income Fund	$1-$10,000
	Municipal Bond Fund	None
	Inflation-Linked Fixed Income Fund	None
	Ultra-Short Term Fixed Income Fund	None
	Alternative Strategies Fund	None
W. Thomas Matthews			$50,001-
	Large Cap Equity Fund	None	$100,000

	Small-Mid Cap Equity Fund	$50,001-$100,000
	International Equity Fund	$1-$10,000
	Emerging Markets Equity Fund	$1-$10,000
	Core Fixed Income Fund	None
	High Yield Fund	None
	International Fixed Income Fund	None
	Municipal Bond Fund	None
	Inflation-Linked Fixed Income Fund	None
	Ultra-Short Term Fixed Income Fund	None
	Alternative Strategies Fund	None

Eric T. McKissack			Over $100,
	Large Cap Equity Fund	$50,001-$100,000	000
	Small-Mid Cap Equity Fund	$1-$10,000
	International Equity Fund	$50,001-$100,000
	Emerging Markets Equity Fund	$10,001-$50,000
	Core Fixed Income Fund	$10,001-$50,000
	High Yield Fund	None
	International Fixed Income Fund	$1-$10,000
	Municipal Bond Fund	None
	Inflation-Linked Fixed Income Fund	$1-$10,000
	Ultra-Short Term Fixed Income Fund	None
	Alternative Strategies Fund	None
Mark J. Reed			Over $100,
	Large Cap Equity Fund	$10,001-$50,000	000
	Small-Mid Cap Equity Fund	$10,001-$50,000
	International Equity Fund	$10,001-$50,000

	Emerging Markets Equity Fund	$10,001-$50,000
	Core Fixed Income Fund	$1-$10,000
	High Yield Fund	None
	International Fixed Income Fund	$1-$10,000
	Municipal Bond Fund	None
	Inflation-Linked Fixed Income Fund	$1-$10,000
	Ultra-Short Term Fixed Income Fund	$1-$10,000
	Alternative Strategies Fund	None

Paul Ricciardelli	Morgan Stanley Pathway Funds	None	None
Teresa Westbrook	Morgan Stanley Pathway Funds	None	None

Board Composition and Leadership Structure

Currently, four of the five Trustees on the Board (80%) are Independent Trustees and as such are not affiliated with CGAS or any sub-adviser. The Board has appointed Mr. Reed, an Independent Trustee, to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Corporate Governance and Nominating Committee. Each Committee is chaired by an Independent Trustee and composed solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that CGAS and its affiliates and the sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust's management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily CGAS and its affiliates and the sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the

Chairman of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including CGAS's investment officers, the Trust's and CGAS's Chief Compliance Officer ("CCO") and the sub-advisers' portfolio management personnel. The Board's Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact with the Trust's independent registered public accounting firm and the Trust's Chief Financial Officer. The Board receives periodic presentations from senior personnel of CGAS or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of CGAS or its affiliates and the sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, CGAS and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to CGAS and the Trust or the Independent Trustees' own independent legal counsel regarding regulatory compliance and governance matters. The Board's oversight role does not make the Board a guarantor of the Funds' investments or activities.

Board Committees

The Trust has an Audit Committee and a Corporate Governance and Nominating Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Ms. Cepeda and Messrs. Matthews, McKissack and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund's audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust's independent registered public accounting firm to CGAS and any affiliated service providers ("Affiliated Service Providers") if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust's most recent fiscal year. If Ms. Westbrook is elected by shareholders, it is expected that the Board would appoint her to the Audit Committee.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds' shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust's Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee did not meet during the Trust's most recent fiscal year. If Ms. Westbrook is elected by shareholders, it is expected that the Board would appoint her to the Corporate Governance and Nominating Committee.

Compensation of Trustees

For the fiscal year ended August 31, 2019, each Trustee who was not affiliated with CGAS, any sub-adviser or the Funds' distributor was entitled to receive an annual fee of $190,000. The Chairman of the Board, Vice Chair of the Board, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee, are entitled to receive additional fees of $25,000, $5,000, $10,000 and $10,000, respectively. All Trustees were reimbursed for travel and out-of-pocket expenses incurred to attend meetings of the Board, which in the aggregate amounted to approximately $17,285 for the fiscal year ended August 31, 2019.

The Board has adopted a Trustee Emeritus policy. Except as otherwise noted below, a Trustee who has served as an Independent Trustee for a minimum of ten (10) years and has reached the age of 77 years may elect to become a Trustee Emeritus. Upon reaching age 77, emeritus status is mandatory, or else the Trustee will retire. Emeritus Trustees may serve in emeritus status for a maximum of five (5) years from the date emeritus status is achieved, during which time they are entitled to receive an annual retainer of one-half the amount paid as an annual retainer at the time the Trustee became a Trustee Emeritus together with reasonable out-of-pocket expenses for each meeting attended. The Board currently has one Trustee Emeritus, Stephen E. Kaufman. Mr. Kaufman served as a Trustee of the Trust from 1991 to 2012 and is subject to the terms of the Trust's previous Trustee Emeritus policy, which provides that a Trustee who has served as an Independent Trustee for a minimum of ten (10) years and has reached the age of 80 years may be designated by the remaining Trustees as a Trustee Emeritus. Such Emeritus Trustees are entitled to serve in emeritus status for a maximum of ten (10) years from the date emeritus status is achieved, during which time they are entitled to receive an annual retainer of one-half the amount paid as an annual retainer at the time the Trustee became a Trustee Emeritus and a per meeting attended fee of one-half the amount paid to Trustees at the time the Trustee became a Trustee Emeritus for attending the meeting, together with reasonable out-of-pocket expenses for each meeting attended. A Trustee Emeritus does not have voting rights with respect to matters pertaining to the Trust.

The following table shows the compensation paid by the Trust to each Independent Trustee during the last fiscal year of the Trust. Trustees who are "interested persons" of the Trust (as defined in the 1940 Act) and officers of the Trust do not receive compensation directly from the Trust.

For the fiscal year ended August 31, 2019, the Independent Trustees were paid the following aggregate compensation by the Trust:

		Pension or	Estimated
		Retirement	Annual
Name of Person,	Aggregate	Benefits Accrued	Benefits
	Compensation from	as Part of Trust	Upon	Total Compensation from Fund
Position	Trust	Expenses	Retirement	Complex*
Mark J. Reed, Chairman	$215,000.00	None	None	$222,462.62
John J. Murphy	$95,000.00	None	None	$95,000.00
Adela Cepeda	$205,000.00	None	None	$209,014.05
W. Thomas Matthews	$190,000.00	None	None	$192,387.18
Eric T. McKissack	$200,000.00	None	None	$202,836.84
Stephen E. Kaufman,
Trustee Emeritus	$87,500.00	None	None	$88,084.04

*Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"

THE ELECTION OF ALL NOMINEES.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP ("Deloitte") serves as the independent registered public accounting firm of the Trust. Representatives of Deloitte are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees billed for professional services rendered by Deloitte, in connection with the annual audit of the Trust's financial statements and for services normally provided by Deloitte in connection with statutory and regulatory filings or engagements for the fiscal years ended August 31, 2019 and August 31, 2018 were $616,080 and $601,080, respectively.

Audit-Related Fees. There were no fees billed to the Funds in the Trust's last two fiscal years for other products and services by Deloitte, other than the services reported above (together, "Other Fees"). With respect to engagements that related directly to the operations or financial reporting of the Trust, Deloitte did not bill CGAS or the Affiliated Service Providers for Other Fees in the Trust's last two fiscal years.

Board Consideration of Non-Audit Services. The Audit Committee considers whether Deloitte's provision of any non-audit services that were rendered to CGAS and Affiliated Service Providers that did not receive pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte's independence. As noted above, no such services have been rendered by Deloitte to the Adviser and Affiliated Service Providers in the Trust's last two fiscal years.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and each Fund, as applicable.

INFORMATION ABOUT SERVICE PROVIDERS

Investment Adviser

Consulting Group Advisory Services LLC ("CGAS") serves as the investment adviser to the Funds. CGAS is registered with the U.S. Securities and Exchange Commission as an investment adviser and is a wholly- owned subsidiary of Morgan Stanley Wealth Management ("MSWM"). The principal executive offices of CGAS and MSWM are 2000 Westchester Avenue, Purchase, New York 10577.

Principal Underwriter

Morgan Stanley Smith Barney LLC, the distributor of the Trust, is the distributor for each series of the Funds and is located 2000 Westchester Avenue, Purchase, New York 10577.

Administrator

Brown Brothers Harriman & Co. (the "Administrator") serves as the Trust's custodian, fund accountant and administrator for the Funds. The principal executive office of the Administrator is located at 50 Post Office Square, Boston, Massachusetts 02110.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") serves as the transfer agent and shareholder services to the Trust to render certain shareholder record keeping and accounting services. The principal executive office of the Transfer Agent is located at P.O. Box 9699, Providence, Rhode Island 02940.

VOTING INFORMATION

Quorum and Required Vote for the Proposal

Under the Master Trust Agreement of the Trust, a majority of the shares entitled to vote on a Proposal constitutes a quorum for the transaction of business with respect to that Proposal. According to the Master Trust Agreement, a majority of the shares voted at a meeting at which a quorum is present will decide any questions, and a plurality will elect a Trustee. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the Proposal or any other matter as may properly come before the Meeting are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal.

In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the Proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the additional information, if any, to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the virtual Meeting or by proxy. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote and that have been voted in favor of such Proposal.

A Shareholder vote may be taken on the Proposal or on any other matter that may properly come before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or Nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as shares that are present but which have not been voted. An affirmative vote of a plurality of the shares present or represented by proxy for all Funds that compose the Trust voting as a single class is required to elect the Nominees for election as Trustees.

Abstentions and Broker Non-Votes

Abstentions and broker "non-votes" will be counted for purposes of determining whether a quorum is present at the Special Meeting.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to the Proposal(s), shares will be voted FOR the approval of the Proposal(s) and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement or attend via the live webcast to be held at https://viewproxy.com/MorganStanleyPathwayFunds/broadridgevsm/ .  Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or at the Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact the Trust at 1-800-869-3326.

Revocation

A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Trust at 2000 Westchester Avenue, Purchase, New York 10577; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting via the live webcast.

OTHER INFORMATION

Solicitation of Proxies, Payment of Expenses

The solicitation of proxies is being made on behalf of the Board, on behalf of the Funds. The Funds have retained Broadridge Financial Solutions, Inc. (the "Proxy Solicitor") to aid in the solicitation. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be paid by the Funds. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is expected to be nominal, because of the voting structure of the Funds' shareholders. If necessary, proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, the Trust, CGAS, the Administrator and MSWM may participate in the solicitation of proxies.

The Funds will pay all expenses related to conducting this solicitation of proxies, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs. The Trust estimates these costs to be approximately $550,000. The payment of such fees will be considered an extraordinary expense for the Funds and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Funds.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement may be delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-869-3326 or forward a written request to the Trust at 2000 Westchester Avenue, Purchase, New York 10577, if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi- annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

The Trust does not hold Shareholder meetings annually. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next Shareholder meeting should send their written proposals to Morgan Stanley Pathway Funds, 2000 Westchester Avenue, Purchase, New York 10577, c/o the Trust's Secretary. The Board of Trustees will consider whether any such proposal should be submitted to a shareholder vote in light of applicable rules and interpretations promulgated by the SEC; but a shareholder's timely submission of a proposal will not automatically confer a right to have that proposal presented for a vote at the Meeting.

Beneficial Ownership of Shares and Security Ownership of Management

As of the Record Date, no persons were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of the Funds' outstanding shares.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment(s) thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters unless such proxy contains specific restrictions to the contrary.

Annual Report to Shareholders

For a free copy of the Trust's most recent annual report and most recent semi-annual report preceding the annual report, shareholders of the Funds may call your financial intermediary (such as a financial advisor) or, if you are a direct investor, 1-800-869-3326 or write to the Funds at 2000 Westchester Avenue, Purchase, New York 10577.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"

THE PROPOSAL.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.

ASELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

FORM OF PROXY CARD

D09713-S00905

MORGAN STANLEY PATHWAY FUNDS
SPECIAL SHAREHOLDER MEETING ON JUNE 10, 2020

By signing on the reverse side, you, as a shareholder of Morgan Stanley Pathway Funds (the "Trust"), appoints Trustees, Robert Garcia and Eric Metallo, with power of substitution to each, to be your proxies. You are empowering them to vote all of these shares on your behalf at the meeting of the shareholders of Morgan Stanley Pathway Funds (the "Trust"). The meeting will take place on June 10, 2020 at 10:00 a.m., Eastern Time, at [TBD], and may be adjourned to later times or dates.

When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as** The Board, including the Independent Trustees, **recommends.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR EACH OF THE NOMINEES FOR TRUSTEE UNLESS OTHERWISE INDICATED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The materials relating to this Special Meeting are available at www.proxyvote.com